                                                               S&A DRAFT 1/15/96
================================================================================


                           [FORM OF TRUST AGREEMENT]

                                    between

                      ASSET BACKED SECURITIES CORPORATION,
                                   Depositor

                                      and

                                [TRUSTEE NAME],
                                   as Trustee

                         Dated as of [      ], 199[  ]


================================================================================

                               TABLE OF CONTENTS

ARTICLE I: Definitions and Usage.............................................................   2
---------------------
        SECTION 1.01 Defined Terms...........................................................   2
        -------------
        SECTION 1.02 Other Definitional Provisions and Rules of Construction.................   9
                     -------------------------------------------------------
ARTICLE II: Conveyance of the CRB Certificates;Original Issuance of Cert.....................   9
            ------------------------------------------------------------
        SECTION 2.01 Creation and Declaration of Trust; Conveyance of the CRB Certificates...   9
                     ---------------------------------------------------------------------
        SECTION 2.02 Acceptance by Trustee...................................................  10
                     ---------------------
        SECTION 2.03 Representations and Warranties of the Depositor.........................  11
                     -----------------------------------------------
        SECTION 2.04 Agreement to Authenticate and Deliver Certificates......................  12
                     --------------------------------------------------
ARTICLE III: Administration of the Trust Property; Distributions and Reports to
             ------------------------------------------------------------------
             Certificateholders..............................................................  13
             ------------------

        SECTION 3.01 Administration of the Trust Property....................................  13
                     ------------------------------------
        SECTION 3.02 Certificate Account.....................................................  13
                     -------------------
        SECTION 3.03 Investment of Funds in the Certificate Account..........................  14
                     ----------------------------------------------
        SECTION 3.04 Permitted Withdrawals from the Certificate Account......................  14
                     --------------------------------------------------
        SECTION 3.05 Distributions...........................................................  14
                     -------------
        SECTION 3.06 Compliance with Withholding Requirements................................  15
                     ----------------------------------------
        SECTION 3.07 Statements to Certificateholders........................................  16
                     --------------------------------
        SECTION 3.08 Reports of the Trustee; Certificate Account.............................  17
                     -------------------------------------------
        SECTION 3.09 Access to Certain Documentation and Information.........................  17
                     -----------------------------------------------
ARTICLE IV: The Certificates.................................................................  17
            ----------------
        SECTION 4.01 The Certificates........................................................  17
                     ----------------
        SECTION 4.02 Registration of Transfer and Exchange of Certificates...................  18
                     -----------------------------------------------------
        SECTION 4.03 Mutilated, Destroyed, Lost or Stolen Certificates.......................  19
                     -------------------------------------------------
        SECTION 4.04 Persons Deemed Owners...................................................  19
                     ---------------------
        SECTION 4.05 Maintenance of Office or Agency.........................................  19
                     -------------------------------
        SECTION 4.06 ERISA Considerations....................................................  19
                     --------------------
        SECTION 4.07 Authenticating Agent....................................................  20
                     --------------------
        SECTION 4.08 Book-Entry Certificates.................................................  21
                     -----------------------
        SECTION 4.09 Notices to Clearing Agency..............................................  22
                     --------------------------
        SECTION 4.10 Definitive Certificates.................................................  22
                     -----------------------
ARTICLE V: The Trustee.......................................................................  23
            -----------


        SECTION 5.01  Duties of the Trustee..................................................  23
                      ---------------------
        SECTION 5.02  Certain Matters Affecting the Trustee..................................  25
                      -------------------------------------
        SECTION 5.03  Trustee Not Liable for Certificates....................................  26
                      -----------------------------------
        SECTION 5.04  Trustee May Own Certificates...........................................  26
                      ----------------------------
        SECTION 5.05  Trustee's Fees and Expenses............................................  26
                      ---------------------------
        SECTION 5.06  Eligibility Requirements for Trustee...................................  26
                      ------------------------------------
        SECTION 5.07  Resignation and Removal of the Trustee.................................  27
                      --------------------------------------
        SECTION 5.08  Successor Trustee......................................................  28
                      -----------------
        SECTION 5.09  Merger or Consolidation of Trustee.....................................  28
                      ----------------------------------
        SECTION 5.10  Appointment of Co-Trustee or Separate Trustee..........................  28
                      ---------------------------------------------
        SECTION 5.11  Tax Returns............................................................  29
                      -----------
        SECTION 5.12  Representations and Warranties of Trustee..............................  29
                      -----------------------------------------
        SECTION 5.13  Limitation of Powers and Duties........................................  31
                      -------------------------------
ARTICLE VI:  The Depositor...................................................................  31
             -------------
        SECTION 6.01  Liability of the Depositor.............................................  31
                      --------------------------
        SECTION 6.02  Merger, Consolidation or Conversion of the Depositor...................  31
                      ----------------------------------------------------
        SECTION 6.03  Limitation on Liability of the Depositor and Others....................  32
                      ---------------------------------------------------
ARTICLE VII:  Termination; Optional Purchase of CRB Certificates.............................  32
              --------------------------------------------------
        SECTION 7.01  Termination............................................................  32
                      -----------
        SECTION 7.02  Optional Purchase of CRB Certificates..................................  33
                      -------------------------------------
ARTICLE VIII: Miscellaneous..................................................................  33
              -------------
        SECTION 8.01  Amendment; Waiver......................................................  33
                      -----------------
        SECTION 8.02  Limitation on Rights of Certificateholders.............................  35
                      ------------------------------------------
        SECTION 8.03  Governing Law..........................................................  35
                      -------------
        SECTION 8.04  Notices................................................................  36
                      -------
        SECTION 8.05  Severability of Provisions.............................................  36
                      --------------------------
        SECTION 8.06  Notice to Each Rating Agency...........................................  36
                      ----------------------------
        SECTION 8.07  No Petition............................................................  37
                      -----------
        SECTION 8.08  No Recourse............................................................  37
                      -----------
        SECTION 8.09  Grant of Security Interest.............................................  37
                      --------------------------
        SECTION 8.10  Successors and Assigns.................................................  38
                      ----------------------
        SECTION 8.11  Article and Section Headings...........................................  38
                      ----------------------------
        SECTION 8.12  Certificates Nonassessable and Fully Paid..............................  38
                      -----------------------------------------

          TRUST AGREEMENT dated as of [    ], 199[  ], between ASSET BACKED
SECURITIES CORPORATION, as depositor (the "Depositor"), and [TRUSTEE NAME], not in its individual capacity but solely as trustee (the "Trustee")

          In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:


                                   ARTICLE I

                             Definitions and Usage
                             ---------------------

          SECTION 1.01  Defined Terms.  Whenever used in this Agreement, the
                        -------------
following words and phrases, unless the context otherwise requires, shall have the following meanings:

          "Affiliate" means, as to any specified Person, (i) any other Person,
           ---------
directly or indirectly, controlling, controlled by or under common control with such specified Person and (ii) any officer, director or partner of such specified Person. The term "control", with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Aggregate Collateral Balance" means as of any date of determination,
           ----------------------------
the aggregate of the outstanding principal amounts of all of the CRB Certificates. As of the Cutoff Date, the Aggregate Collateral Balance shall be
$[       ].

          "Agreement" means this Trust Agreement and all amendments hereof and
           ---------
supplements hereto.

          "Available Funds" means, as of any date of determination, the
           ---------------
aggregate amount then on deposit in the Certificate Account, net of any portion thereof which represents amounts payable pursuant to clauses (ii) and (iii) of
Section 3.04.

          "Benefit Plan" has the meaning specified in Section 4.02(d).
           ------------

          "Book-Entry Certificates" means a beneficial interest in the
           -----------------------
Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 4.08.

          "Business Day" means any day other than a Saturday or a Sunday or a
           ------------
day on which banking institutions in New York, New York, or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law, regulation or executive order to be closed.

          "Certificate" means any one of the certificates executed and
           -----------
authenticated by the Trustee substantially in the forms attached thereto as Exhibits A and B.

          "Certificate Account" means the segregated, noninterest- bearing trust
           -------------------
account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee pursuant to Section 3.02. Funds deposited in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          "Certificate Register" means the register maintained pursuant to
           --------------------
Section 4.02.

          "Certificateholder" or "Holder" means the Person in whose name a
           -----------------------------
Certificateholder is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if
                                                    --------  -------
any such Person owns 100% of the Percentage Interests evidenced by a Class of Certificates, all such Certificates shall be deemed to be Outstanding.

           "Class" means all Certificates bearing the same designation as set
            -----
forth in Section 4.01.

          "[Class [A]] Certificate" means any one of the certificates issued by
           -----------------------
the Trust and executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit A.

          "[Class [A]] Certificate Principal Balance" means, with respect to the
           -----------------------------------------
[Class [A]] Certificates as of any date of determination, the Initial Certificate Principal Balance thereof less all payments made with respect to the Certificates of such Class in accordance with Section 3.05(a)(iii) on previous Distribution Dates.

          "[Class [A]] Certificate Rate" means [[ ]% per annum] [insert Class
           ----------------------------
[A] interest formula].

          "[Class [A]] Interest Amount" means, as to any Distribution Date, an
           ---------------------------
amount equal to the sum of (i) the amount of interest accrued at the [Class [A]] Certificate Rate for the related Collection Period on the [Class [A]] Certificate Principal Balance on the immediately preceding Distribution Date, (or, in the case of the first Distribution Date, on the Closing Date), after giving effect to all distributions on such prior Distribution Date, and (ii) any unpaid [Class [A]] Interest Amounts from prior Distribution Dates, together with interest thereon, to the extent permitted by law, at the [Class [A]] Certificate Rate.

          "[Class [B]] Certificate" means any one of the certificates issued by
           -----------------------
the Trust and executed and authenticated by the Trustee substantially in the form attached hereto as Exhibit B.

          "[Class [B]] Certificate Principal Balance" means, with respect to the
           -----------------------------------------
[Class [B]] Certificates as of any date of determination, the Initial Certificate Principal Balance thereof less all payments made with respect to the Certificates of such Class in accordance with
Section 3.05(a)(iii) on previous Distribution Dates.

          "[Class [B]] Certificate Rate" means [[ ]% per annum] [insert Class
           ----------------------------
[B] interest formula].

          "[Class [B]] Interest Amount" means, as to any Distribution Date, an
           ---------------------------
amount equal to the sum of (i) the amount of interest accrued at the [Class [B]] Certificate Rate for the related Collection Period on the [Class [B]] Certificate Principal Balance on the immediately preceding Distribution Date, (or, in the case of the first Distribution Date, on the Closing Date), after giving effect to all distributions on such prior Distribution Date, and (ii) any unpaid [Class [B]] Interest Amounts from prior Distribution Dates, together with interest thereon, to the extent permitted by law, at the [Class [B]] Certificate Rate.

          "Clearing Agency" means an organization registered as a "clearing
           ---------------
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "Clearing Agency Participant" means a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" means [       ] 199[ ].
           ------------

           "Code" means the Internal Revenue Code of 1986, as amended, and
            ----
Treasury Regulations promulgated thereunder.

          "CRB Certificate" means any one of the [     ] issued by [    ]
           ---------------
and transferred to the Trustee by the Depositor pursuant to Section 2.01, as from time to time are held as a part of the Trust Property and as are more fully described in the CRB Certificate Schedule attached hereto as Exhibit C.

          "CRB Certificate Schedule" means the schedule attached as Exhibit C
           ------------------------
hereto identifying the CRB Certificates and setting forth the following information as to each CRB Certificate: (i) the original principal amount as of the date the CRB Certificates were originally issued and, if different, the current principal amount as of the Cutoff Date; and (ii) the fractional undivided interest evidenced thereby as compared to the Aggregate Collateral Balance as of such dates.

          "CRB Certificate Statement" means the servicing report or other
           -------------------------
statement setting forth the amount of interest and, if applicable, principal payable on each Payment Date with respect to the CRB Certificates that is required to be furnished to each holder of CRB Certificates with respect to each Payment Date pursuant to the related Pooling and Servicing Agreement.

          "Collateral Holder" means the registered holder of any CRB
           -----------------
Certificate, which following the execution and delivery of this Agreement by the parties hereto shall be the Trustee.

          "Corporate Trust Office" means the principal corporate trust office of
           ----------------------
the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement and the Trust shall be administered, which office at the date of the execution of this Agreement is
located at [                                       ].

          "Cutoff Date" means [           ], 199[ ].
           -----------

          "Definitive Certificates" has the meaning specified in Section 4.08.
           -----------------------

          "Depositor" means Asset Backed Securities Corp., a Delaware
           ---------
corporation.

          "Depository Agreement" means the Depository Agreement dated as of the
           --------------------
Closing Date among the Trust, the Trustee and DTC, as the initial Clearing Agency, substantially in the form attached hereto as Exhibit E.

          "Determination Date" has the meaning specified in Section 3.07.
           ------------------

          "Distribution Date" means the [second] [third] Business Day following
           -----------------
each Payment Date, commencing on [           ], 199[ ].

          "Distribution Date Statement" has the meaning specified in Section
           ---------------------------
3.07.

          "DTC" means The Depositary Trust Company, as the initial Clearing
           ---
 Agency.

          "Eligible Account" means either (i) an account maintained with a
           ----------------
Federal or state chartered depository institution or trust company the unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the unsecured debt obligations of such holding company) are rated by the Rating Agency in one of its generic rating categories which signifies investment grade at the time any amounts are held in deposit therein, (ii) an account the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency) the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) fully securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company with which such account is maintained, or (iii) a trust account maintained with a Federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iv) such other account that will not cause each Rating Agency to downgrade or withdraw the rating of the Certificates as evidenced by a letter from each Rating Agency to such effect delivered to the Trustee.

          "Eligible Investments" means any one or more of the following (any of
           --------------------
which may be obligations of, or may be purchased from the Depositor or the Trustee if the indicated requirements are met):

       (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

       (ii) repurchase obligations (the collateral for which is held by a third party or the Trustee) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest long-term rating category;

       (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or of any state thereof or the District of Columbia, including the Trustee and any Affiliate thereof, provided that the long-term debt obligations of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest long-term rating category or the short-term unsecured debt obligations of which are rated "A1" or the equivalent.

       (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia which on the date of investment or contractual commitment to invest has been rated by each Rating Agency in its highest short-term rating category;

       (v) investment in money market funds having a rating from each Rating Agency in the highest investments category granted thereby (including funds for which the Trustee or the Depositor or any of their respective Affiliates is investment manager or advisor); and

       (vi) any other obligation or security acceptable to each Rating Agency (as certified by a letter from each Rating Agency to the Trustee).

       "ERISA" has the meaning specified in Section 4.06.
        -----

       "FDIC" means the Federal Deposit Insurance Corporation.
        ----

       "Initial [Class [A]] Certificate Principal Balance" means with respect to
        -------------------------------------------------
the [Class [A]] Certificates, the aggregate principal balance of the [Class [A]] Certificates on the Closing Date as set forth in Section 4.01.

       "Initial [Class [B]] Certificate Principal Balance" means with respect to
        -------------------------------------------------
the [Class [B]] Certificates, the aggregate principal balance of the [Class [B]] Certificates on the Closing Date as set forth in Section 4.01.

       "Interest Distribution Amount" means, as to any Distribution Date, an
        ----------------------------
amount equal to (i) the aggregate amount actually distributed on the CRB Certificates on the immediately preceding Payment Date and identified as allocable to interest in the related CRB Certificate Statement plus (ii) the interest portion of the purchase price paid by the Depositor in connection with the repurchase of any CRB Certificates pursuant to Section 2.03 since the preceding Distribution Date.

       "Majority in Interest" means the Holders of Certificates evidencing, in
        --------------------
the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates.

       "Moody's" means Moody's Investors Service, Inc.
        -------

       "Officers' Certificate" means a certificate signed by the Chairman of the
        ---------------------
Board, the President, any Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, as required by this Agreement.

       "Opinion of Counsel" means a written opinion of counsel, who may be
        ------------------
counsel for the Depositor, which opinion is reasonably acceptable to the Trustee.

       "Outstanding" means, with respect to the Certificates as of any date of
        -----------
determination, all Certificates theretofore executed and authenticated under this Agreement but excluding:

      (i) Certificates theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; and

     (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement unless proof satisfactory to the Trustee is presented that any such Certificates are held by a holder in due course.

       "Payment Date" means the dates on which payments are due in respect of
        ------------
the CRB Certificates, as specified in the related Pooling and Servicing
Agreement.

       "Percentage Interest" means, with respect to any Certificate, the
        -------------------
undivided beneficial ownership interest in the Trust Property evidenced by Certificates of the same Class as such Certificate or by all Certificates, in either case as specified more fully herein.

       "Person" means any individual, corporation, partnership, joint venture,
        ------
association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

       "Plan Assets Regulation" means the plan assets regulation adopted by the
        ----------------------
Department of Labor under ERISA and codified at 29 C.F.R. (S) 2510.3-101.

       "Pooling and Servicing Agreement" means the Pooling and Servicing
        -------------------------------
Agreement dated as of [           ], among [           ], as seller, [
], as servicer, and [           ], as trustee, pursuant to which the CRB
Certificates were issued, attached hereto as Exhibit D.

       "Principal Distribution Amount" means, as to any Distribution Date, an
        -----------------------------
amount equal to (i) the aggregate amount, if any, actually distributed on the CRB Certificates on the immediately preceding Payment Date and identified as allocable to principal in the related CRB Certificate Statement plus (ii) the principal portion of the purchase price paid by the Depositor in connection with the repurchase of any of the CRB Certificates pursuant to Section 2.03 since the preceding Distribution Date.

       "Rating Agency" means each of [S&P and Moody's].  References herein to
        -------------
the highest rating categories of any Rating Agency shall mean such ratings without any modifiers.

       "Record Date" means, with respect to any Distribution Date, the close of
        -----------
business on the last day immediately preceding such Distribution Date (or, in the case of Definitive Certificates, the last day of the month preceding the month in which such Distribution Date occurs).

       "Responsible Officer", when used with respect to the Trustee, means the
        -------------------
Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

       "S&P" means Standard & Poor's Corporation.
        ---

       "Treasury Regulations" means regulations, including proposed or temporary
        --------------------
regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

       "Trust" means the trust created by this Agreement and denominated as Card
        -----
Account Trust, Series 199[ ]-[ ].

       "Trust Property" means the corpus of the Trust, which shall consist of:
        --------------
(i) the CRB Certificates described in the CRB Certificate Schedule; (ii) all distributions thereon on and after the Cutoff Date; and (iii) the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

       "Trustee" means [        ], a New York banking corporation, not in its
        -------
individual capacity but solely as Trustee hereunder.

        SECTION 1.02  Other Definitional Provisions and Rules of Construction.
                      -------------------------------------------------------
(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

       (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement as a whole and not to any particular provision of this Agreement; Article, Section and Exhibit references contained in this Agreement are references to Articles, Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

       (c) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

       (d) Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                   ARTICLE II

                      Conveyance of the CRB Certificates;
                      -----------------------------------
                       Original Issuance of Certificates
                       ---------------------------------


        SECTION 2.01  Creation and Declaration of Trust; Conveyance of the CRB
                      --------------------------------------------------------
Certificates.  (a)  The Depositor, concurrently with the execution and delivery
------------
of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor including any security interest therein, in, to and under the CRB Certificates, all payments and all proceeds therefrom, and all other assets constituting the Trust Property.

       (b) In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee the following:

       (i) confirmation of DTC of the sale by the Depositor of the CRB Certificates to the Trustee and of the making by DTC of entries on its records identifying the CRB Certificates as belonging to the Trustee; and

       (ii) a copy of the Pooling and Servicing Agreement together with all exhibits and amendments thereto.

       (c) It is intended that the conveyance of the Depositor's right, title and interest in and to the CRB Certificates and all other assets constituting the Trust Property pursuant to this Agreement shall constitute, and be construed as, an absolute sale of the CRB Certificates by the Depositor to the Trustee for the benefit of the Certificateholders. Furthermore, it is not intended that such conveyance be deemed a pledge of the CRB Certificates and the other assets constituting the Trust Property by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the CRB Certificates and the other assets constituting the Trust Property are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the CRB Certificates and the other assets constituting the Trust Property, then it is intended as follows: (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all the Depositor's right, title and interest in and to the CRB Certificates and all amounts payable to the holders of the CRB Certificates after the Closing Date in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property, (c) the possession by the Trustee or its agent of the CRB Certificates and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Notwithstanding the foregoing, the parties to this Agreement intend the transfer pursuant to this section to be a true, absolute and unconditional sale of the CRB Certificates and all such other assets constituting the Trust Property by the Depositor to the Trustee.

       (d) If the CRB Certificates are reissued as definitive certificates as provided in the Pooling and Servicing Agreement, the Trustee shall cause such definitive certificates to be issued in its name as Trustee on behalf of the Trust and shall thereafter maintain possession of such definitive certificates during the term of this Agreement unless otherwise required to surrender such definitive certificates for final payment as provided in the Pooling and Servicing Agreement.

        SECTION 2.02  Acceptance by Trustee.  The Trustee hereby acknowledges
                      ---------------------
the receipt by it of the CRB Certificates and the documents referred to in
Section 2.01(b)(ii) and declares that it holds and will hold such CRB Certificates; such other documents and all other assets and documents delivered to it pursuant to this Agreement, and that it will hold all such assets and all such other assets comprising the Trust Property in trust for the exclusive use and benefit of all present and future Certificateholders and for the purposes and subject to the terms and conditions set forth in this Agreement.

        SECTION 2.03  Representations and Warranties of the Depositor.  The
                      -----------------------------------------------
Depositor hereby represents and warrants to the Trustee that as of the Closing
Date:

       (a) With respect to the CRB Certificates:

       (i) the information set forth in the CRB Certificate Schedule is true and correct in all material respects as of the date or dates such information is furnished;

      (ii) immediately prior to the sale and assignment herein contemplated, the Depositor was the sole owner of the CRB Certificates free and clear of any lien, pledge, charge or encumbrance of any kind;

     (iii) the Depositor acquired its ownership in the CRB Certificates in good faith without notice of any adverse claim; and

      (iv) the Depository has not assigned any interest in the CRB Certificates or any distributions thereon, except as contemplated herein.

       The representations and warranties set forth in this Section 2.03(a) shall survive the transfer and assignment of the CRB Certificates. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the CRB Certificates, the Depositor or the Trustee shall give prompt written notice to the other, to the Certificateholders and to each Rating Agency. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or, if such breach cannot be cured, the Depositor shall repurchase the affected CRB Certificates from the Trustee if the Depositor is so directed by a Majority in Interest of the Certificateholders. Any such repurchase of a CRB Certificate by the Depositor shall be accomplished prior to the Distribution Date next following the receipt of such direction by a Majority in Interest of the Certificateholders at a price equal to the sum of (i) the outstanding principal amount of such CRB Certificate as of the date of such repurchase and (ii) all unpaid accrued interest on such CRB Certificate to the
date of such repurchase at [   ] per annum (the "Purchase Price").  The payment
of the Purchase Price in connection with repurchased CRB Certificates shall be considered a prepayment in full of such CRB Certificates and shall be delivered to the Trustee for deposit in the Certificate Account in accordance with the provisions of Section 3.02. Upon such deposit into the Certificate Account, such CRB Certificates shall be released to the Depositor, and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested and provided by the Depositor to vest in the Depositor, or its designee or assignee, title to the CRB Certificates repurchased pursuant hereto. The Depositor shall be entitled to all amounts received by the Trustee in respect of any repurchased CRB Certificate to the extent the distribution of such amounts would not make the total amount distributed in respect of any such repurchased CRB Certificate greater than the Purchase Price therefor. The obligation of the Depositor to cure or repurchase the CRB Certificates as to which a breach specified in this Section 2.03(a) has occurred and is continuing shall constitute the sole remedy respecting such breach against the Depositor available to Certificateholders or the Trustee on behalf of Certificateholders.

       (b)  With respect to the Depositor:

       (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to execute, deliver and perform this Agreement;

      (ii) the Certificates will be free and clear of any right, charge, security interest, or lien or claim in favor of the Depositor;

     (iii) this Agreement has been duly authorized, executed and delivered by the Depositor and assuming due authorization, execution and delivery by the Trustee, constitutes the valid, legal and binding obligation of the Depositor, enforceable against it in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

      (iv) neither the execution nor the delivery of this Agreement nor the issuance, delivery and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein nor the performance of its obligations under this Agreement or the Certificates will result in the breach of any term or provision of the certificate of incorporation or bylaws of the Depositor or conflict with, result in a breach, violation or acceleration of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, the terms of any material contract, indenture or other agreement or instrument to which the Depositor is a party or by which it is bound or any of its assets is bound, or any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and

      (v) there are no actions or proceedings against, or investigations of, the Depositor pending, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) which might materially and adversely affect the validity or enforceability of this Agreement or the Certificates.

        SECTION 2.04  Agreement to Authenticate and Deliver Certificates.  The
                      --------------------------------------------------
Trustee acknowledges the transfer, delivery and assignment to it of the Trust Property, and concurrently with such transfer and delivery, the Trustee has executed, authenticated and delivered, to or upon the order of the Depositor, the Certificates duly executed and authenticated by the Trustee in authorized denominations evidencing ownership of the entire Trust Property and registered in such names as the Depositor shall direct in writing, all in accordance with the terms and subject to the conditions hereof.


                                  ARTICLE III

                     Administration of the Trust Property;
                     -------------------------------------
                Distributions and Reports to Certificateholders
                -----------------------------------------------


        SECTION 3.01  Administration of the Trust Property.  The Trustee shall
                      ------------------------------------
administer the Trust Property for the benefit of the Certificateholders. The Trustee shall make reasonable effort to collect all payments required to be made pursuant to the terms of the CRB Certificates and the Pooling and Servicing Agreement in a manner consistent with the terms of the Pooling and Servicing Agreement and such CRB Certificates. In connection with its receipts of any funds distributed in respect of a CRB Certificate on any Payment Date, the Trustee shall review the related CRB Certificate Statement and shall confirm that the principal and interest payments received on such Payment Date are equal to the distribution amount shown on the related CRB Certificate Statement. If
(i) the amount of any distribution on a CRB Certificate varies from the amount reported to the Trustee on the applicable CRB Certificate Statement for such distribution, (ii) the Trustee shall not have received a distribution on any CRB Certificate by the close of business on the date on which such distribution was to be received by the Trustee or (iii) the Trustee shall gain actual knowledge of any other default or event of default under the Pooling and Servicing Agreement, the Trustee shall promptly notify the Depositor and the Certificateholders and shall proceed in accordance with the provisions hereof, including Section 5.01(c), (d) and (e).

        SECTION 3.02  Certificate Account.  (a)  The Trustee, for the benefit of
                      -------------------
the Certificateholders, shall establish and maintain one or more non-interest bearing Eligible Accounts (collectively, the "Certificate Account"), entitled [ ], as Trustee, in trust for the registered holders of Certificates in Card Account Trust, Series, 199[ ]-[ ]. The Trustee, on behalf of the Certificateholders, shall possess all right, title and interest in all funds deposited from time to time n the Certificate Account and in all proceeds thereof. The Trustee shall upon receipt deposit in the Certificate Account all amounts collected and payments received in respect of the CRB Certificates, including:

       (i) all distributions received on the CRB Certificates subsequent to the Cutoff Date; and

       (ii) any amount required to be deposited in the Certificate Account pursuant to Section 2.03(a) in connection with the repurchase of a CRB Certificate by the Depositor.

       If, at any time, the Certificate Account ceases to be an Eligible Account, the Trustee shall within five Business Days establish a new Certificate Account meeting the conditions specified above and transfer any cash and any investments on deposit in the Certificate Account to such new Certificate Account, and from the date such new Certificate Account is established, it shall be the Certificate Account.

       (b) The Trustee shall give written notice to the Depositor and each Rating Agency of the location of each Eligible Account constituting the Certificate Account upon establishment thereof and prior to any change thereof.

        SECTION 3.03  Investment of Funds in the Certificate Account.  The
                      ----------------------------------------------
Depositor, on behalf of the Trust, may direct in writing any depository institution maintaining the Certificate Account to invest the funds in such Certificate Account in one or more Eligible Investments, which shall mature not later than the Business Day immediately preceding the next Distribution Date (or, if the Trustee in its commercial capacity is the obligor of such Eligible Investments and the Certificate Account is maintained by the Trustee, such Eligible Investments shall mature not later than the next Distribution Date) and shall not be sold or disposed of prior to their respective maturities; provided,
                                                                       --------
however, that if the Depositor fails to select any such Eligible Investment, the
-------
Trustee shall direct such institution to invest such funds in demand deposits meeting the requirements described in item (iii) of the definition of Eligible Investments. All such Eligible Investments shall be made in the name of the Trustee, in trust for the Holders of the Certificates, or its nominee. All proceeds of any such investment shall be deposited in the Certificate Account, may not be reinvested and may only be withdrawn and applied for the purposes set forth herein.

        SECTION 3.04  Permitted Withdrawals from the Certificate Account.  The
                      --------------------------------------------------
Trustee, may from time to time withdraw funds from the Certificate Account for the following purposes:

       (i) to make payments to Certificateholders in the amounts and in the manner provided for in Section 3.05;

      (ii) to reimburse the Trustee, to the extent of the net proceeds recovered on any defaulted CRB Certificates, prior to the distribution of such proceeds to Certificateholders, for any unreimbursed expenses incurred with respect to the exercise of remedies in respect of such CRB Certificates pursuant to Section 5.01;

     (iii) to reimburse the Depositor for expenses incurred by and reimbursable to the Depositor pursuant to Section 6.03;

      (iv) to clear and terminate the Certificate Account upon the termination of this Agreement.

        SECTION 3.05  Distributions.  (a)  On each Distribution Date, the
                      -------------
Trustee shall withdraw from the Certificate Account all Available Funds then on deposit and shall distribute such Available Funds (in each case to the extent of the remaining Available Funds) for the following purposes and in the following order of priority:

          (i) to pay to the Holders of the [Class [A]] Certificates the [Class [A]] Interest Amount for such Distribution Date and to pay to the Holders of the [Class [B]] Certificates the [Class [B]] Interest Amount for such Distribution Date, without preference or priority one over the other;

       (ii) to pay to the Trustee a pro rata portion of the Trustee's annual fee for services;

       (iii) to pay to the Holders of the [Class [A]] Certificates the [Class [A]] Principal Distribution Amount for such Distribution Date and to pay to the Holders of the [Class [B]] Certificates the [Class [B]] Principal Distribution Amount for such Distribution Date, without preference or priority one over the other; and

       (iv) to pay to the Trustee any unreimbursed expenses incurred by the Trustee but not covered by the Trustee's annual fee.

       (b) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the Outstanding Certificates of such Class based upon their respective Percentage Interests in respect of such Class. Payments to the Certificateholders of each Class on each Distribution Date will be made to the Certificateholders of record on the related Record Date (other than as provided in Section 7.01 with respect to the final distribution). Distributions to any Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds, at the expense of the Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related transfer, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall hold Certificates with an aggregate Certificate Principal Balance as of the Closing Date of at least $1,000,000 or in such other manner as shall be agreed to by the Trustee and such Certificateholder, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final distribution on each Certificate will be made in like manner, but only upon present and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

        SECTION 3.06  Compliance with Withholding Requirements.  Notwithstanding
                      ----------------------------------------
any other provision of this Agreement to the contrary, the Trustee shall comply with all Federal income tax withholding requirements respecting distributions to, or receipts of amounts on behalf of, Certificateholders that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or principal distribution thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate in the statement required pursuant to Section 3.07 the amount so withheld.

        SECTION 3.07  Statements to Certificateholders.   On the second Business
                      --------------------------------
Day preceding each Distribution Date (each, a "Determination Date"), the Depositor (or its designee) shall prepare and forward a statement (a "Distribution Date Statement") to the Trustee, who in turn shall forward such statement by mail to each Rating Agency and each Certificateholder. Each such Distribution Date Statement shall set forth the following information:

       (i) the Available Funds for such Distribution Date;

       (ii) the Interest Distribution Amount for such Distribution Date;

       (iii) the Principal Distribution Amount, if any, for such Distribution Date;

       (iv) with respect to such Distribution Date, the [Class [A]] Interest Amount, the [Class [A]] Principal Distribution Amount and the aggregate amount of distributions made to the [Class [A]] Certificateholders on such Distribution Date in respect of each such item pursuant to Section 3.05;

       (v) with respect to such Distribution Date, the [Class [B]] Interest Amount, the [Class [B]] Principal Distribution Amount and the aggregate amount of distributions made to the [Class [B]] Certificateholders on such Distribution Date in respect of each such item pursuant to Section 3.05;

       (vi) the [Class [A]] Certificate Principal Balance and the [Class [B]] Certificate Principal Balance, after giving effect to distributions of principal of such Certificates on such Distribution Date; and

       (vii) the amount of any withdrawals made from the Certificate Account since the immediately preceding Distribution Date pursuant to clauses (ii) through (iv) of Section 3.04, together with a general description of the purpose of each such withdrawal.

       In the case of the information furnished pursuant to clauses (i), (iv) and (v) above, the foregoing amounts shall also be stated as a dollar amount per $1,000 principal amount of the applicable Class.

       In addition, the Trustee promptly shall furnish to Certificateholders copies of any notices, statements, reports or other communications received by the Trustee as the Collateral Holder.

       On or before January 31 of each calendar year, beginning with calendar year 199[ ], the Trustee shall furnish by first class mail to each Person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular report to Certificateholders, as set forth in clauses (iv) and (v) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder which statement shall contain sufficient information to allow Certificateholders to calculate their United States federal income tax liability with respect to the Certificates. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code.

       The Trustee shall furnish to each Certificateholder during the term of this Agreement such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the Certificateholder or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder may reasonably require and at the expense of such Certificateholder.

        SECTION 3.08  Reports of the Trustee; Certificate Account.  Upon request
                      -------------------------------------------
of a Certificateholder, the Trustee shall make available to Certificateholders a statement setting forth the status of the Certificate Account as of the close of business on the Distribution Date immediately preceding such request, and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account.

        SECTION 3.09  Access to Certain Documentation and Information.  (a)  The
                      -----------------------------------------------
Trustee shall provide the Certificateholders with access to a copy of each report received by it as Collateral Holder under the Pooling and Servicing Agreement with respect to the CRB Certificates. The Trustee shall also provide the Depositor with access to each such report and to all written reports, documents and records required to be maintained by the Trustee in respect of its duties hereunder. The Trustee shall keep a certified copy or duplicate original of this Agreement on file at its Corporate Trust Office for inspection by any Certificateholder. The Trustee shall provide, at the written request of three or more Certificateholders or one or more Certificateholders evidencing Percentage Interests of not less than 25% of the Certificates, access to the current list of the names and addresses of all Certificateholders for the purpose of communicating with other Certificateholders with respect to their rights under this Agreement or under the Certificates. Such access shall be afforded without charge but only upon reasonable request evidenced by prior written notice to the Trustee and during normal business hours at offices designated by the Trustee.


                                   ARTICLE IV

                                The Certificates
                                ----------------

        SECTION 4.01  The Certificates.  (a)  The [Class [A]] Certificates and
                      ----------------
the [Class [B]] Certificates shall be substantially in the respective forms set forth in Exhibits A and B hereto. The Certificates shall, on original issue, be executed and authenticated by the Trustee and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the CRB Certificates and any other documents specified in Section 2.01.

          (b) The Certificates shall be issuable in fully registered form only, in the minimum original principal amounts of $1,000 and integral multiples thereof.

          (c) The Certificates shall be executed by manual signature on behalf of the Trustee in its capacity as trustee hereunder by a Responsible Officer. Certificates bearing the manual signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date. All Certificates issued thereafter shall be dated the date of their authentication.

        SECTION 4.02  Registration of Transfer and Exchange of Certificates.
                      -----------------------------------------------------
(a) The Trustee shall keep at one of the offices or agencies to be maintained by the Trustee in accordance with Section 4.05 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

       (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations and of the same Class and aggregate Percentage Interest.

       (c) At the option of the Certificateholders, each Certificate may be exchanged for a Certificate of like aggregate original principal amount, series, class, original issue date and maturity, in different authorized denominations upon surrender of the Certificates to be exchanged at the office maintained by the Trustee pursuant to Section 4.05. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Each Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing.

       (d) Certificates delivered upon any exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.

       (e) No service charge shall be imposed for any registration of transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

       (f) All Certificates surrendered for registration of transfer and exchange shall be cancelled and destroyed by the Trustee in accordance with its standard procedures without liability on its part.

        SECTION 4.03  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                      -------------------------------------------------
(a)(i) any mutilated Certificate is surrendered to the Trustee or (ii) the Depositor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and
(b) there is delivered to the Trustee and the Depositor such security or indemnity as may be required by them to save each of them harmless, then, in the absence of receipt by either the Trustee or the Depositor of written notice that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, form, terms and principal amount, as applicable, bearing a number not contemporaneously Outstanding, so that neither gain nor loss in interest shall result from such exchange or substitution.

       Upon the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

       Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of the rights of a Holder of the originally issued Certificate as if such duplicate Certificate was originally issued, whether or not the lost, stolen or destroyed Certificate shall be, at any time, enforceable by anyone and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates of the respective Class, if any, duly issued hereunder. All Certificates surrendered to the Trustee under the terms of this Section 4.03 shall be cancelled and destroyed by the Trustee in accordance with its standard procedures without liability on its part. The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

        SECTION 4.04  Persons Deemed Owners.    The Trustee and the Depositor
                      ---------------------
and any agent of either of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.05 and for all other purposes whatsoever, and neither the Trustee, the Depositor nor any such agent shall be affected by notice to the contrary.

        SECTION 4.05  Maintenance of Office or Agency.  The Trustee will
                      -------------------------------
maintain at its expense in the Borough of Manhattan, The City of New York, State of New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange and presented for final distribution and where notices and demands to or upon the Trust Property in respect of the Certificates and this Agreement may be served. Such office or agency shall
initially be maintained at [        ]. The Trustee will give prompt written
notice to the Certificateholders and the Depositor of any change in the location of any such office or agency.

        SECTION 4.06  ERISA Considerations.  No Certificate may be acquired by
                      --------------------
an employee benefit plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, a plan described in Section 4975(e)(i) of the Code or any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). Each Certificateholder, by virtue of the acquisition and holding of a Certificate, will be deemed to have represented and warranted to the Depositor and the Trustee that such Certificateholder is not a Benefit Plan.

        SECTION 4.07  Authenticating Agent.  (a)  The Trustee may appoint one or
                      --------------------
more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates.

       Whenever reference is made in this Agreement to the authentications of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Depositor.

       (b) Any institution succeeding to the corporate agency business of any authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Trustee or such authenticating agent. An authenticating agent may at any time resign by giving notice of resignation to the Trustee and to the Depositor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Depositor, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Depositor. The Depositor agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section. In the event the Trustee acts as authenticating agent hereunder, the provisions of Article V shall be applicable to the Trustee in such other capacity as authenticating agent.

          (c) Pursuant to an appointment made under this Section, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

       This is one of the [Class [A]] [Class [B]] Certificates described in the Trust Agreement referred to herein.


                                  ----------------------------

                                  ----------------------------
                                      as Authenticating Agent
                                      for the Trustee,

                                      By _____________________
                                           Authorized Officer

        SECTION 4.08  Book-Entry Certificates.   The Certificates, upon original
                      -----------------------
issuance, shall be issued in the form of one or more typewritten Certificates for each Class representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. The Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificateholder will receive a Definitive Certificate (as defined below) representing such Certificateholder's interest in the Certificates, except as provided in Section
4.10. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the applicable Certificateholder pursuant to
Section 4.10.:

     (a) the provisions of this Section shall be in full force and effect;

     (b) the Depositor and the Trustee may deal with the Clearing Agency and the Clearing Agency Participant for all purposes (including the making of distributions in respect of the Certificates) as the authorized representatives of the respective Certificateholders;

     (c) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

     (d) the rights of the respective Certificateholders shall be exercised only through the Clearing Agency and the Clearing Agency participants and shall be limited to those established by law and agreements between such Certificateholders and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Depository Agreement. Unless and until Definitive Certificates are issued pursuant to Section 4.10, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principle and interest and any other amounts on the related Certificates to such Clearing Agency Participants; and

     (e) whenever this agreement requires or permits actions to be taken with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate principal amount or notional amount, as the case may be, of Outstanding Certificates of any Class, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificateholders and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the principal amount or notional amount, as the case may be, of the applicable Class of Certificates and has delivered instructions to the Trustee.

        SECTION 4.09  Notices to Clearing Agency.  Whenever any notice or other
                      --------------------------
communication is required to be given to Certificateholders with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificateholders, the Trustee shall give all such notices and communications to the Clearing Agency.

        SECTION 4.10  Definitive Certificates.  If Book-Entry Certificates have
                      -----------------------
been issued with respect to any Class and (a) the depositor advised the Trustee that DTC is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Class and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee that it elects to terminate the book-entry system with respect to such Class through the Clearing Agency or (c) after the occurrence of a payment default with respect to the CRB Certificates, Certificateholders representing at least a majority of the outstanding principal amount of Certificate of such Class advise the Clearing Agency (which shall then notify the Trustee) in writing that the continuation of a book-entry system with respect to the Certificates of such Class through the Clearing Agency is no longer in the best interests of the holders of such Certificates, then the Trustee shall cause the Clearing Agency to notify all holders of such Certificates, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to holders of such Certificates requesting the same. Upon surrender to the Trustee of any such Certificates representing Book-Entry Certificates by the Clearing Agency, accompanied by instructions for re-registration, the Trustee shall execute authenticate and deliver such Certificates as Definitive Certificates to such Certificateholders in accordance with the instructions of the Clearing Agency. None of the Trust, the Depositor or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificate, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

       Upon the issuance of Definitive Certificates, distributions of amount in respect of such Definitive Certificates shall thereafter be made by the Trustee on each Distribution Date in accordance with the procedures set forth in Section
3.05 directly to holders of Definitive Certificates in whose names the Definitive Certificates were registered at the close of business on the related Record Date. Such distributions shall be made by check mailed to the address of such holder as it appears on the Certificate Register maintained by the Trustee (or, as provided in Section 3.05, by wire transfer); provided, however, that the
                                                     --------  -------
final payment on any such Definitive Certificate shall be made only upon presentation and surrender of such Definitive Certificate at the office or agency specified in the notice of final distribution to Certificateholders.

                                   ARTICLE V

                                  The Trustee
                                  -----------


        SECTION 5.01  Duties of the Trustee.  (a)  The Trustee undertakes to
                      ---------------------
perform such duties and only such duties as are specifically set forth in this Agreement. The Trustee shall have the authority to exercise the rights and powers vested in it by this Agreement. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

       (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished to it pursuant to any provision of this Agreement or to it in its capacity as Collateral Holder pursuant to the Pooling and Servicing Agreement, shall examine them to determine whether they conform to the requirements of this Agreement or the pooling and Servicing Agreement. If any such instrument is found not to conform to the requirements of this Agreement or the Pooling and Servicing Agreement in a material manner, the Trustee shall take such action as a Majority in Interest of Certificateholders shall direct, and the Trustee will provide notice thereof to the Depositor, the Certificateholders and each Rating Agency.

       (c) In the event of a default in respect of the CRB Certificates, the Trustee shall proceed to enforce its rights as a holder of the CRB Certificates under the Pooling and Servicing Agreement, unless otherwise directed by a Majority in Interest of each Class of Certificates affected thereby. The Trustee may, in its discretion, and will, if so directed by a Majority in Interest of each Class of Certificates affected thereby, proceed to enforce any rights which it may have as a holder of CRB Certificates. In addition, a Majority in Interest of each Class of Certificates may together direct the time, method and place of conducting any proceeding for any remedy available to the Trustee as a holder of CRB Certificates. Notwithstanding the foregoing, the Trustee shall in no event exercise any of its rights as a Collateral Holder in an manner inconsistent with the terms of paragraphs (d) and (e) of this Section 5.01.

       (d) In the event that (i) the Trustee has the right to vote or give consent in respect of the CRB Certificates or receives a request from the trustee or the issuer of the CRB Certificates for its consent to any amendment, modification or waiver under any document relating to the CRB Certificates, or receives any other solicitation for any action with respect to the CRB Certificates, (ii) the Depositor notifies the Trustee of its determination that taking any such action is primarily intended to maintain the initial value or credit rating of the CRB Certificates, and any additional consequences that might arise as a result of taking any such action are incidental, and (iii) either (A) the CRB Certificate are in default, (B) the Depositor notifies the Trustee of its determination that the CRB Certificates will probably have their credit rating downgraded (or be in default) in the reasonably foreseeable future absent such action or (C) the Depositor delivers to the Trustee an opinion of tax counsel to the effect that the Trust will continue to qualify as a grantor trust under the Code if any such action were to be taken, then, (x) the Trustee shall mail a notice of such proposed action, including a description thereof, to each Certificateholder of record as of such date, (y) the Trustee shall request instructions from the Certificateholders as to whether or not to take such action and (z) the Trustee shall vote, give consent or otherwise act as Collateral Holder with respect to a particular matter in the same proportion as the Certificates of the Trust were actually voted with respect to such matter (or, if such a proportional action is not permitted, in accordance with the instructions of Holders of a Majority in Interest of the Certificates) as of a date determined by the Trustee prior to the date on which such action is required, provided that the Trustee shall have no liability for any failure to act resulting from Certificateholders' late return of, or failure to return, directions requested by the Trustee from the Certificateholders. If each of the conditions set forth in clauses (ii) and (iii) of the next preceding sentence are not satisfied, then the Trustee shall abstain from taking any action with respect to any vote, consent or other action that is referred to in clause (i) of the next preceding sentence.

       (e) Notwithstanding anything to the contrary contained herein, the Trustee shall be under no obligation to exercise or enforce any of the rights or powers vested in it by this Agreement or as the Collateral Holder, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee in compliance with such request, order or direction or if such request, order or direction is in conflict with any rule of law or this Agreement. In the event of any default under this Agreement by the Depositor or any default under the CRB Certificates, subject to compliance with paragraph (d) above, the Trustee may in its discretion proceed to protect and enforce the rights of Certificateholders by any action, suit or proceeding deemed proper by the Trustee which is not inconsistent with any request or direction by the Holders of a Majority in Interest of the Certificates of each Class affected thereby.

       (f) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct or from liability for any negligent action or any negligent failure to act in respect of the Trust Property, the CRB Certificates or the Pooling and Servicing Agreement in any capacity other than as Trustee;

provided, however, that:
--------  -------

      (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith or negligence on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates, opinions, documents and other statements furnished to the Trustee that conform on their face to the requirements of this Agreement;

    (ii) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (iii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within its discretion or authority hereunder or in accordance with the direction of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% of all the Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

           SECTION 5.02  Certain Matters Affecting the Trustee.  Except as
                         -------------------------------------
otherwise provided in Section 5.01:

        (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

       (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

      (iii) except for the duties and obligations of the Trustee expressly created by this Agreement, the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, or if such request or direction is in conflict with any rule of law or this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, to use the same degree of care and skill in its exercise of rights and remedies hereunder on behalf of Certificateholders as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

       (iv) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

        (v) the Trustee shall not be personally liable for any loss resulting from the investment of funds held in the Certificate Account pursuant to Section 3.03; and

       (vi) the Trustee shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer assigned to and working in the Corporate Trust Office has actual knowledge thereof or unless written notice thereof is received by the Trustee at the Corporate Trust Office and such notice references the Certificates generally or this Agreement.

          SECTION 5.03  Trustee Not Liable for Certificates.  The recitals
                        -----------------------------------
contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of the CRB Certificates or related documents, other than the signature of the Trustee on the Certificates and the certificate of authentication. The Trustee shall not be accountable hereunder or under the Certificates, except (i) for its own bad faith or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 5.12 expressly made by the Trustee.

          SECTION 5.04   Trustee May Own Certificates.  The Trustee in its
                         ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee; provided, however,
                                                           --------  -------
that in determining whether the Holders of the required Percentage Interest shall have consented to any action hereunder requiring such consent, the Trustee's interest shall be excluded.

          SECTION 5.05  Trustee's Fees and Expenses.  The Depositor covenants
                        ---------------------------
and agrees to pay to the Trustee on the Closing Date, and the Trustee shall be entitled to receive from time to time out of amounts collected and payments received in respect of the CRB Certificates, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder or of the Trustee, and the Depositor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the Trustee's willful misfeasance, negligence or bad faith. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder; provided that (i) with respect to any such loss, liability or
           --------
expense, the Trustee shall have given to the Depositor written notice thereof promptly after the Trustee shall have knowledge thereof and (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee. Any payment hereunder made by the Depositor to the Trustee shall be from the Depositor's own funds, without reimbursement from the Trust Property therefor.

          SECTION 5.06  Eligibility Requirements for Trustee.  The Trustee shall
                        ------------------------------------
at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and the long-term debt obligations of which are rated in one of the four highest categories assigned long-term debt obligations by one of the Rating Agencies, and is subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In the event that any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor and its Affiliates; provided, however,
                                                           --------  -------
that such corporation shall not be an Affiliate of the Depositor.

           SECTION 5.07  Resignation and Removal of the Trustee.
                         --------------------------------------

          (a) Subject to the last sentence of this subsection (a), the Trustee may at any time resign and be discharged from the Trust hereby created by giving notice thereof to the Depositor, the Certificateholders and each Rating Agency. Upon receiving such notice of resignation, the Depositor (with the consent of a Majority in Interest of Certificateholders) shall as promptly as possible (and in any event within 30 days after the date of such notice of resignation) appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and each Rating Agency by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee for the Certificates.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.06 and shall fail to resign after written request therefor by the Depositor or a Majority in Interest of the Certificateholders, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, reorganization, conservation or liquidation, then the Depositor (with the consent of a Majority in Interest of Certificateholders) may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and each Rating Agency by the Depositor.

          (c) The Holders of Certificates representing not less than a Majority in Interest of Certificateholders may at any time remove the Trustee and appoint a successor trustee upon 30 days' notice to the Trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Certificateholders and each Rating Agency by the Depositor.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 5.08.

          SECTION 5.08  Successor Trustee.  (a)  Any successor trustee appointed
                        -----------------
as provided in Section 5.07 shall execute, acknowledge and deliver to each of the Depositor, the Certificateholders and its predecessor trustee and each Rating Agency an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee the CRB Certificates and all related documents and statements held by it hereunder, and the Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all the rights, powers, duties and obligations of the Trustee under this Agreement.

          No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.06.

          (b) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

          SECTION 5.09  Merger or Consolidation of Trustee.  Any corporation
                        ----------------------------------
into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 5.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall provide notice of any such merger to each Rating Agency.

           SECTION 5.10  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person or Persons, in such capacity, such title to the Trust Property, or any part thereof, and subject to the other provisions of this
Section 5.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.06 hereunder and no notice to Holders of Certificates or Rating Agencies of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.08.

          (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. The Depositor and the Trustee acting jointly may at any time accept the resignation or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor.

          (d) Any separate trustee or co-trustee may, at any time, constitute and appoint the Trustee as its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 5.11  Tax Returns.  The Trustee will prepare or cause to be
                        -----------
prepared, sign and file or cause to be filed all tax or informational returns required to be prepared and filed on behalf of the Trust under any Federal, state or local income tax laws.

           SECTION 5.12  Representations and Warranties of Trustee.  (a)  The
                         -----------------------------------------
Trustee represents and warrants that:

        (i) the Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or association;

       (ii) the Trustee has full power, authority and right to execute, deliver and perform its duties and obligations under this Agreement and the Certificates and has taken all necessary action to authorize the execution, delivery and performance by it (or, with respect to the Certificates, by it and an authenticating agent on its behalf, if applicable) of this Agreement and the Certificates;

      (iii) the execution and delivery of this Agreement and the Certificates by the Trustee and its performance of and compliance with the terms of this Agreement, and the Certificates will not violate the Trustee's articles of incorporation, association or other constitutive documents or By-laws or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Trustee is a party or which may be applicable to the Trustee or any of its assets;

       (iv) as of the Closing Date, each of this Agreement and the Certificates have been duly executed and delivered by the Trustee (and, with respect to the Certificates, by an authenticating agent on its behalf, if applicable) and this Agreement constitutes the legal, valid and binding obligation of the Trustee, enforceable in accordance with its terms, except as enforcement may be limited by the applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

        (v) the Trustee is not in violation, and the execution and delivery of this Agreement and the Certificates by the Trustee and its performance and compliance with the respective terms of this Agreement and the Certificates will not constitute a violation, of any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Trustee or its properties, which violation would reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or operations of the Trustee or its properties or on the performance of its duties thereunder);

       (vi) there are no actions or proceedings against, or investigations of, the Trustee pending, or, to the knowledge of the Trustee, threatened, before any court, administrative agency or other tribunal (A) that could reasonably be expected to prohibit its entering into this Agreement or to render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated hereunder or (C) that could reasonably be expected to prohibit or materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of this Agreement or the Certificates; and

      (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Trustee of, or compliance by the Trustee with, this Agreement or the Certificates, or for consummation of the transactions contemplated herein, except for such consents, approvals, authorizations and orders, if any, as have been obtained prior to the Closing Date.

        (b) Within 30 days of the earlier of discovery by the Trustee or receipt by the Trustee of notice from the Depositor or any Certificateholder of a breach of any representation or warranty of the Trustee set forth in paragraph
(a) above that materially and adversely affects the interests of the Certificateholders, the Trustee shall promptly cure such breach in all material respects.

          SECTION 5.13  Limitation of Powers and Duties.  The Trust is
                        -------------------------------
constituted solely for the purposes of acquiring and holding the CRB Certificates, issuing the Certificates, making distributions thereon and other activities incidental thereto. The Trustee is not authorized to acquire any other investments or engage in any activities not authorized herein and, in particular, the Trustee is not authorized (i) to sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the CRB Certificates or interests therein, including to Certificateholders (except upon termination of the Trust in accordance with Article VII or in accordance with Section 5.01),
(ii) to do anything that would cause the Trust to fail or cease to qualify as a "grantor trust" for Federal income tax purposes or (iii) to do anything that would cause the assets of a Trust to be treated as "plan assets" as determined pursuant to the Plan Assets Regulation.


                                   ARTICLE VI

                                 The Depositor
                                 -------------

          SECTION 6.01  Liability of the Depositor.  The Depositor shall be
                        --------------------------
liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Depositor herein.

          SECTION 6.02  Merger, Consolidation or Conversion of the Depositor.
                        ----------------------------------------------------
Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

          The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 6.03  Limitation on Liability of the Depositor and Others.
                        ---------------------------------------------------
Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust, the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any
--------  -------
such person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified and held harmless by the Trust Property against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of any breach of warranties or representations made by it herein, or willful misfeasance, bad faith or gross negligence. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and which in its opinion does not involve it in any expense or liability.


                                  ARTICLE VII

                         Termination; Optional Purchase
                         ------------------------------
                              of CRB Certificates
                              -------------------

          SECTION 7.01  Termination. (a)  The respective obligations and
                        -----------
responsibilities of the Depositor and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately upon the occurrence of the last action required to be taken by the Trustee on the Distribution Date pursuant to this Article VII following the earlier to occur of (i) the final distribution by the Trustee of all money or other property or proceeds of the Trust Property in accordance with the terms hereof and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

          (b) Notice of any termination, specifying the Distribution Date upon which all Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed no later than the first day of the month of such final distribution specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency appointed by the Trustee for that purpose, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable and that payments shall be made only upon presentation and surrender of the Certificates at the office or agency of the

Trustee therein specified. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the amount otherwise distributable on such Distribution Date.

          (c) Any funds not distributed on the final Distribution Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate nontendering Certificateholders, whereupon the Trust Property shall terminate. If any Certificates as to which notice of the termination date has been given pursuant to this Section 7.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all amounts distributable to the Holders thereof and the Depositor shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.01.

          SECTION 7.02  Optional Purchase of CRB Certificates.  As of any
                        -------------------------------------
Distribution Date as of which the then outstanding Aggregate Collateral Balance is [5%] or less of the Aggregate Collateral Balance as of the Cutoff Date, the Depositor shall have the option to purchase the outstanding CRB Certificates.
To exercise such option, the Depositor shall deposit in the Certificate Account an amount equal to the aggregate unpaid principal balance of the then outstanding CRB Certificates together with any accrued interest thereon through the related Payment Date, and shall succeed to all interests of the Trust, the Trustee and the Certificateholders in and to such CRB Certificates. The Trustee shall apply such funds deposited in the Certificate Account by the Depositor pursuant to this Section 7.02 in order to retire the Certificates as of such Distribution Date.


                                  ARTICLE VIII

                                 Miscellaneous
                                 -------------

          SECTION 8.01  Amendment; Waiver.  (a)  This Agreement may be amended
                        -----------------
from time to time by the Depositor and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement not inconsistent with the terms of this Agreement or (iv) if such amendment, as evidenced by an Opinion of Counsel delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to the Trust Property at least from the effective date of such amendment; provided that such action (except any amendment described in (iv) above) shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the rights of any Certificateholder.

          (b) Without limiting the generality of the foregoing, this Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing not less than 66-2/3% of the then outstanding aggregate principal amount or notional amount, as the case may be, of the Certificates of each Class adversely affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders of such Class; provided, however, that no such amendment
                                  --------  -------
shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any such Certificate without he consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing not less than 66-2/3% of the then outstanding aggregate principal amount or notional amount, as applicable, of such Class or (iii) change the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding of the given Class.

          (c) Promptly after the execution of any such amendment, the Trustee shall furnish a written statement describing the substance of the amendment to each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (d) Notwithstanding the foregoing, no amendment or modification to this Agreement shall be permitted unless the Trustee receives an Opinion of Counsel that such amendment or modification will not alter the status of the trust for United States federal income tax purposes.

          (e) The Holders of Certificates representing not less than a Majority in Interest of Certificateholders may, on behalf of all Certificateholders, waive in writing any default by the Depositor or the Trustee in the performance of its obligations hereunder and any consequences thereof, except a default by the Trustee in failing to distribute amounts received in respect of the CRB Certificates and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the Holder of each Outstanding Certificate affected thereby. Upon any such waiver of a past default, such default shall cease to exist; provided, however, that no such
                                            --------  -------
waiver shall extend to any subsequent or other default or impair any right consequent thereto.

          SECTION 8.02  Limitation on Rights of Certificateholders.  (a)  The
                        ------------------------------------------
death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Property, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Property, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Property, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of any association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless (a) the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of all the Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, (b) the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and (c) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of Certificates evidencing a majority of Percentage Interests of all the Certificates. It is understood and agreed that the Trustee shall be under no obligation to make any investigation of matters arising under this Agreement or to institute conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any Certificateholders unless such Certificateholders have offered to the Trustee the reasonable indemnity referred to above. It is further understood and agreed, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 8.03  Governing Law.  This Agreement and the Certificates
                        -------------
shall be construed in accordance with the laws of the State of New York without reference to such state's principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 8.04  Notices.  All demands, notices and directions hereunder
                        -------
shall be in writing and shall be deemed effective upon receipt if personally delivered at or mailed by registered or first class mail, postage prepaid, by express delivery service or by telecopy when confirmed in writing, to:

         (a) in the case of the Depositor,

                 Asset Backed Securities Corporation
                 Park Avenue Plaza
                 55 East 52nd Street
                 New York, New York 10055
                 Attention: Ms. Gina Hubbell, Director and Vice President; and

         (b) in the case of the Trustee,

             -----------------------------------
             -----------------------------------
             -----------------------------------
             -----------------------------------
             Attention:  _______________________

or, in each case, such other address as may hereafter be furnished by any party to the others. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          SECTION 8.05  Severability of Provisions.  If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 8.06  Notice to Each Rating Agency.  The Trustee shall use its
                        ----------------------------
best efforts promptly to provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          (i)  any material change or amendment to this Agreement;

          (ii) the resignation or termination of the Trustee;

          (iii)the final payment to Holders of the Certificates; and

          (iv) any change in the location of the Certificate Account.

          In addition, the Trustee shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section 3.07. Any such notice pursuant to this Section shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to each Rating Agency at the address provided to the Trustee from time to time.

          SECTION 8.07  No Petition.  Each of the Trustee and the Depositor, by
                        -----------
entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, or this Agreement. The Trustee covenants and agrees that it will have secured a written acknowledgement (which need not be a separate document) from any Person proposing to provide any service by such Person, that such Person will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with the provision of such service.

          SECTION 8.08  No Recourse.  Each Certificateholder by accepting a
                        -----------
Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Trustee, or any Affiliate, employee or agent of the foregoing Persons and no recourse may be had against such Persons or their respective assets, except as may be expressly set forth in this Agreement or the Certificates.

          SECTION 8.09  Grant of Security Interest.  It is the express intent of
                        --------------------------
the parties to this Agreement that the conveyance of the CRB Certificates by the Depositor to the Trustee be, and be construed as, a sale of the CRB Certificates by the Depositor and not a pledge of any CRB Certificates by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, any CRB Certificates are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of such CRB Certificates by the Depositor to the Trustee to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all the Depositor's right, title and interest in and to such CRB Certificates and all amounts payable to the holders of such CRB Certificates in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement; and (4) notifications to persons holding such property, and acknowledgements, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmation from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee a security interest in the CRB Certificates and all other property described in clause (2) of the immediately preceding sentence for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the immediately preceding sentence. Notwithstanding the foregoing, the parties to this Agreement intend the transfer pursuant to Section 2.01 to be true, absolute and unconditional sale of the CRB Certificates and assets constituting the Trust Property by the Depositor to the Trustee. The depositor and the Trustee shall to the extent consistent with this Agreement take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the CRB Certificates, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for so long as any of the CRB Certificates remain outstanding. Without limiting the generality of the foregoing, the Trustee shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the CRB Certificates, including (x) continuation statements and (y) such other statements as may be occasioned by (A) any change of name of the Depositor or the Trustee, (B) any change of location of the place of business or the chief executive office of the Depositor or (C) any transfer of any interest of the Depositor in any CRB Certificate.

          SECTION 8.10  Successors and Assigns.  The provisions of this
                        ----------------------
Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificate holders.

          SECTION 8.11  Article and Section Headings.  The article and section
                        ----------------------------
headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          SECTION 8.12  Certificates Nonassessable and Fully Paid.  It is the
                        -----------------------------------------
intention of this Agreement that Certificateholders shall not be personally liable for obligations of the Trust Property, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Property or for any reason whatsoever, and that Certificates, upon execution, authentication and delivery thereof by the Trustee pursuant to Section 2.04, are and shall be deemed fully paid.

          IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                     ASSET BACKED SECURITIES CORP.,
                                     as Depositor

                                     by ____________________________
                                        Name:
                                        Title:


                                    [TRUSTEE NAME],
                                    not in its individual capacity but solely as Trustee

                                    by _____________________________
                                         Name:
                                         Title:

                                                                       EXHIBIT A
                                                                       ---------


NUMBER                                                                     $
R-                                                                     CUSIP NO.

                      SEE REVERSE FOR CERTAIN DEFINITIONS

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THE PRINCIPAL BALANCE OF THIS CERTIFICATE IS DISTRIBUTABLE IN INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NONE OF THIS CERTIFICATE, THE CRB CertificateS OR THE UNDERLYING ACCOUNTS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

          THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN.

                     CARD ACCOUNT TRUST, SERIES 199[ ]-[ ]
      [CLASS [A]] [  %] [FLOATING RATE] [ADJUSTABLE RATE] [VARIABLE RATE]
                            ASSET BACKED CERTIFICATE

evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which included certain CRB Certificates created
pursuant to a Pooling and Servicing Agreement dated as of [     ], among [   ],
as seller, [       ], as servicer, and [       ], as trustee, and
distributions thereon, deposited in trust by Asset Backed Securities Corp. (the "Depositor").

THIS CERTIFIES THAT [                ] is the registered owner of [        ]
DOLLARS nonassessable, fully-paid, fractional undivided interest in Card Account Trust, Series 199[ ]-[ ] formed by the Depositor. The [Class [A]] Certificates have a pass-through rate of [[ %] per annum] [insert interest rate formula].


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the [Class [A]] Certificates described in the Trust Agreement referred to herein.

[TRUSTEE NAME], not in its                    ______________________________
individual capacity but solely as             ______________________________
Trustee,                             or       as Authenticating Agent for the
                                              Trustee,

by                                            by
   __________________                                  ____________________
   Authorized Officer                                  Authorized Officer

          The Trust was created pursuant to a Trust Agreement dated as of
[  ], 199[ ] (the "Trust Agreement"), between the Depositor and [        ], a
 New York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"). Reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated
as "[Class [A]] [    %] [Floating Rate] [Adjustable Rate] [Variable Rate] Asset
Backed Certificates" (herein called the "Certificates") pursuant to the Trust
Agreement.  The Trust is also issuing [Class [B]] [    %] [Floating Rate]
[Adjustable Rate] [Variable Rate] Asset Backed Certificates (the "[Class [B]] Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) certain CRB Certificates described in the Trust Agreement; (ii) all distributions thereon on and after the Cutoff Date; and (iii) the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

          Pursuant to the terms of the Trust Agreement, distributions will be
made on each Distribution Date, commencing on [       ], 199[ ], to the Person
in whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the [Class [A]] Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (or, in the event Definitive Certificates are issued, the last day of the month preceding the month in which such Distribution Date occurs).

          Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

          Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


                                          CARD ACCOUNT TRUST, SERIES 199[ ]-[ ],

                                          by   [TRUSTEE NAME],
                                               not in its individual capacity
                                               but solely as Trustee

                                               by: ___________________________
                                                       Authorized Officer

Dated:

                         (REVERSE OF TRUST CERTIFICATE)

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the CRB Certificates, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder. As provided in the Trust Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the Trust Property.

          The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing at least 66-2/3% of the then outstanding aggregate principal amount subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          The [Class [A]] Certificates are issuable in fully registered form only in minimum original principal amounts of $1,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same principal amount, class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same principal amount will be issued to the designated transferee or transferees. The initial
Certificate Registrar appointed under the Trust Agreement is [        ], New
York, New York.

          No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

          The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Trust Agreement following the earlier to occur of (i) the final distribution by the Trustee of all moneys or other property or proceeds of the Trust Property in accordance with the terms of the Trust Agreement and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

          The Depositor may at its option purchase the outstanding CRB Certificates at a price specified in the Trust Agreement, and such purchase of the CRB Certificates will effect early retirement of the Certificates; however, the Depositor may exercise such right of purchase only as of a Distribution Date as of which the then outstanding Aggregate Collateral Balance is [5%] or less of the Aggregate Collateral Balance as of the Cutoff Date.

          The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(i) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By acquiring and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                   ASSIGNMENT

          FOR VALUE RECEIVED the Undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

______________________________________________________________________________
Please print or type name and address, including postal zip code, or assignee)

______________________________________________________________________________
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________ Attorney to
transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                    _____________________________*
                                         Signature Guaranteed:

                                    _____________________________*


  * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B
                                                                       ---------


NUMBER                                                                     $
R-                                                                     CUSIP NO.

                      SEE REVERSE FOR CERTAIN DEFINITIONS

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THE PRINCIPAL BALANCE OF THIS CERTIFICATE IS DISTRIBUTABLE IN INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY THE DEPOSITOR OR THE TRUSTEE OF ANY OF THEIR RESPECTIVE AFFILIATES. NONE OF THIS CERTIFICATE, THE CRB CertificateS OR THE UNDERLYING ACCOUNTS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN.

                     CARD ACCOUNT TRUST, SERIES 199[ ]-[ ]
      [CLASS [B]] [  %] [FLOATING RATE] [ADJUSTABLE RATE] [VARIABLE RATE]
                            ASSET BACKED CERTIFICATE

evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which included certain CRB Certificates created
pursuant to a Pooling and Servicing Agreement dated as of [    ], among [   ],
as seller, [       ], as servicer, and [       ], as trustee, and
distributions thereon, deposited in trust by Asset Backed Securities Corp. (the "Depositor").

THIS CERTIFIES THAT [             ] is the registered owner of [        ]
DOLLARS nonassessable, fully-paid, fractional undivided interest in Card Account Trust, Series 199[ ]-[ ] formed by the Depositor. The [Class [A]] Certificates have a pass-through rate of [[ %] per annum] [insert interest rate formula].



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                                                            This is one of the
[Class [B]] Certificates described in the Trust Agreement referred to herein.

[TRUSTEE NAME], not in its                       __________________________
 individual capacity buy solely as               __________________________
 Trustee,                             or         as Authenticating Agent for
                                                 the Trustee,

 by                                                by
   __________________                                  ____________________
   Authorized Officer                                   Authorized Officer

          The Trust was created pursuant to a Trust Agreement dated as of [  ],
199[ ] (the "Trust Agreement"), between the Depositor and [        ], a New
York banking corporation, not in its individual capacity but solely as Trustee (the "Trustee"). Reference is hereby made to the Trust Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee with respect hereto. A copy of the Trust Agreement may be obtained from the Trustee by written request sent to the Corporate Trust Office. Capitalized terms used but not defined herein have the meanings assigned to them in the Trust Agreement.

          This Certificate is one of the duly authorized Certificates designated as "[Class [B]] [ %] [Floating Rate] [Adjustable Rate] [Variable Rate] Asset Backed Certificates" (herein called the "Certificates"). The Trust is also issuing [Class [A]] [ %] [Floating Rate] [Adjustable Rate] [Variable Rate] Asset Backed Certificates (the "[Class [A]] Certificate") pursuant to the Trust
Agreement.   This Certificate is issued under and is subject to the terms, provisions and conditions
of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Trust Property consists of: (i) certain CRB Certificates described in the Trust Agreement; (ii) all distributions thereon on and after the Cutoff Date; and (iii) the Certificate Account and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

          Pursuant to the terms of the Trust Agreement, distributions will be
made on each Distribution Date, commencing on [     ], 199[ ], to the Person in
whose name this Certificate is registered on the applicable Record Date, in an amount equal to such Certificateholder's fractional undivided interest in the amount required to be distributed to the Holders of the [Class [B]] Certificates on such Distribution Date. The Record Date applicable to any Distribution Date is the close of business on the day immediately preceding such Distribution Date (or, in the event Definitive Certificates are issued, the last day of the month preceding the month in which such Distribution Date occurs).

          Each Certificateholder, by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates or the Trust Agreement.

          Distributions made on this Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer in immediately available funds, or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee shall be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the Corporate Trust Office or such other location as may be specified in such notice.

          Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

                                              CARD ACCOUNT TRUST, SERIES
                                              199[ ]-[ ],

                                              by  [TRUSTEE NAME], not in its
                                                  individual capacity but
                                                  solely as Trustee,

                                                  by: ________________________
                                                         Authorized Officer

Dated:

                         (REVERSE OF TRUST CERTIFICATE)

          The Certificates are limited in right of distribution to certain collections and recoveries respecting the CRB Certificates, all as more specifically set forth herein and in the Trust Agreement. The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Property (to the extent of its rights therein) for distributions hereunder. As provided in the Trust Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the Trust Property.

          The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the trustee with the consent of the Holders of Certificates evidencing at least 66-2/3% of then outstanding aggregate notional amount subject to certain provisions set forth in the Trust Agreement. Any such consent by the Holder of this Certificate (or any predecessor Certificate) shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          The [Class [B]] Certificates are issuable in fully registered form only in minimum original notional amounts of $1,000 and integral multiples thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same notional amount, class, original issue date and maturity, in authorized denominations as requested by the Holder surrendering the same.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, the City of New York, duly endorsed by or accompanied by an assignment in the form below and by such other documents as required by the Trust Agreement, and thereupon one or more new Certificates of the same class in authorized denominations evidencing the same notional amount will be issued to the designated transferee or transferees. The initial
Certificate Registrar appointed under the Trust Agreement is [        ], New
York, New York.

          No service charge will be made for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

          The Trust and the obligations of the Depositor and the Trustee created by the Trust Agreement with respect to the Certificates shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Trust Agreement following the earlier to occur of (i) the final distribution by the Trustee of all moneys or other property or proceeds of the Trust Property in accordance with the terms of the Trust Agreement and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.

          The Depositor may at its option purchase the outstanding CRB Certificates at a price specified in the Trust Agreement, and such purchase of the CRB Certificates will effect early retirement of the Certificates; however, the Depositor may exercise such right of purchase only as of a Distribution Date as of which the then outstanding Aggregate Collateral Balance is [5%] or less of the Aggregate Collateral Balance as of the Cutoff Date.

          The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(i) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By acquiring and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                   ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


---------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


---------------------------------------------------------------
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


________________________________________________________ Attorney to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


                                                ______________________________*
                                                        Signature Guaranteed:

                                                ______________________________*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT C
                                                                       ---------


                            CRB CERTIFICATE SCHEDULE

                                   [To come]

                                                                       EXHIBIT D
                                                                       ---------


                        POOLING AND SERVICING AGREEMENT


                                   [To come]

                                                                       EXHIBIT E
                                                                       ---------


                          FORM OF DEPOSITORY AGREEMENT


                                   [To come]

                                      E-1